MARSHALL FUNDS, INC.

Supplement to Prospectus Dated October 31, 2005

Advisor Class of Shares (Class A)

Effective October 5, 2006, the following bullet point is added after the fifth bullet point under the heading “Reducing Sales Charge – Advisor Class” in the section entitled “HOW TO BUY SHARES” of the Prospectus for the Advisor Class of Shares of Marshall Funds, Inc. (the “Prospectus”):

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accumulating purchases of shares of other qualified mutual funds held at M&I Brokerage Services with subsequent purchases of the Marshall Funds’ Advisor Class of Shares that do not otherwise qualify for the Funds’ reduced sales charges;

Additionally, the following paragraph replaces and supercedes the last paragraph under the above-referenced heading of the Prospectus:

If your investment qualifies for a reduced sales charge due to accumulation of purchases, including due to accumulation of investments in other mutual funds held at M&I Brokerage Services, you or your investment representative must notify Marshall Investor Services (MIS) at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales charge. You may be required to provide records, such as account statements, regarding Marshall Fund shares held by you or related accounts at the Marshall Funds or at other financial intermediaries, or other fund shares held at M&I Brokerage Services, in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales charge only on the additional purchases and not retroactively on previous purchases. You should contact your investment professional for more information on reducing or eliminating the sales charge.

The date of this Supplement is October 5, 2006.

Please keep this Supplement with your records.

MARSHALL FUNDS, INC.

Supplement to Statement of Additional Information dated October 31, 2005

Effective October 5, 2006, the following paragraph is added after the second paragraph under the heading “Quantity Discounts and Accumulated Purchases (Class A Shares Only)” in the section entitled “HOW TO BUY SHARES” of the Statement of Additional Information of Marshall Funds, Inc.:

The Funds also will consider purchases of shares of other mutual funds held at M&I Brokerage Services.  For example, if a shareholder purchases shares of a qualified mutual fund having a current value of $40,000 and then purchases the Advisor Class of Shares of a Fund having a current value of $10,000, the shareholder would receive a reduced sales charge on the $10,000 Advisor Class of Shares purchase based on the qualified mutual fund’s reduced sales charge schedule applicable to a $50,000 investment in such fund’s shares.

The date of this Supplement is October 5, 2006.

Please keep this Supplement with your records.